United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/14

Date of Reporting Period: 10/31/14

Item 1. Reports to Stockholders

Annual Shareholder Report
October 31, 2014
Share Class	Ticker
A	FMUAX
B	FMNBX
C	FMUCX
F	FMUFX
Institutional	FMUIX

Federated Muni and Stock Advantage Fund
Fund Established 2003

A Portfolio of Federated Income Securities Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2013 through October 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Muni and Stock Advantage Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended October 31, 2014, was 8.66% for Class A Shares, 7.77% for Class B Shares, 7.87% for Class C Shares, 8.66 % for Class F Shares and 8.84% for Institutional Shares. The 8.84% total return for the Institutional Shares for the reporting period consisted of 4.76% in appreciation of net asset value of the Fund's shares and 4.08% in reinvested dividends. The total return of the Fund's custom blended index (60% S&P Municipal Bond Index (S&P Muni Index) and 40% Dow Jones U.S. Select Dividend Index (DJSDI))1 was 11.24% for the same period. The total return of the Morningstar Conservative Allocation Funds Average (MCAFA),2 a peer group average for the Fund, was 5.41% during the same period. The Fund's and the MCAFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the DJSDI or S&P Muni Index.
During the 12-month reporting period, the Fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks and intermediate- and long-term, tax-exempt securities to achieve the Fund's primary tax-advantaged income objective and secondary capital appreciation objective. The most significant factors that affected the Fund's performance during the reporting period were: (a) the Fund's allocation between stocks and tax-exempt securities; (b) the selection of equity securities of similar issuers (referred to as sectors) and the selection of individual equity securities; (c) the selection of tax-exempt municipal securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities), different credit characteristics or different structural attributes; and (d) the effective duration of the Fund's tax-exempt securities portfolio.
The following discussion will focus on the performance of the Fund's Institutional Shares during the reporting period.
MARKET OVERVIEW
During the 12-month reporting period, domestic equities reached all-time highs on the heels of continually, yet gradually, improving U.S. economic conditions. In the early portion of the reporting period, equity markets faced several headwinds including a 16-day government shutdown in Washington, D.C. and extreme winter weather which had a significant effect on economic data. However as the year progressed, the domestic economy strengthened as improving employment trends, auto sales and consumer spending helped the overall U.S. economy to grow 4.6% in the second calendar quarter and 3.5% in the third calendar quarter of 2014. Globally, equity markets faced slowing
Annual Shareholder Report

economic growth in Europe and China, impacting overall global growth, in addition to heightened volatility throughout the year due to several notable geopolitical events, including tension between Ukraine and Russia and increasing conflict in Middle East.
The S&P 500 Index3 returned 17.26%, and the Russell 1000® Value Index4 returned 16.45% for the reporting period. In general, larger market capitalization stocks outperformed smaller market capitalization stocks, growth stocks outperformed value stocks and defensive stocks outperformed cyclical stocks. Strong performance in the Information Technology, Health Care and Financials dominated relatively weaker performance in Telecom Services, Materials and Energy across the S&P 500 sectors during the reporting period.
U.S. Treasury yields ended the reporting period lower as slower global growth, heightened geopolitical risks and falling inflation outweighed the anticipated upward pressure on Treasury yields from the Federal Reserve's (Fed) tapering of its bond purchases and expanding U.S. economic activity. Early in the period as Fed tapering began, yields on Treasury securities climbed to their highest levels since August 2011, with the 10-year Treasury yield hitting 3.03% on December 31, 2013. However, harsh winter weather depressed U.S. economic activity in early 2014 and first quarter U.S. gross domestic product (GDP) contracted. In addition, rising levels of geopolitical risk and decreasing economic momentum in Europe, China and Japan emerged as 2014 progressed, easing inflationary pressures and causing the U.S. dollar to strengthen sharply. U.S. Treasury yields reversed direction and declined during most of 2014, despite strong rebounds in U.S. GDP growth during the second and third quarters of the year. During the reporting period, the closing 10-year U.S. Treasury yield ranged from 3.03% to 2.14%, ending at 2.34%, down 22 basis points (bps) for the period. The 30-year Treasury yield ranged from 3.97% to 2.92%, ending the reporting period at 3.07%, down 57 bps.
Municipal market yields followed Treasury yields over much of the period. A combination of rising demand for municipal bonds–including mutual fund inflows and direct purchases from retail and institutional investors–combined with moderate new issuance to produce larger declines in municipal market yields relative to Treasury yields during much of 2014. Municipal Market Data (MMD)5 10- and 30-year AAA tax-exempt municipal yields decreased 37 bps and 103 bps, respectively, during the reporting period.
PORTFOLIO ALLOCATION
During the 12-month reporting period, the Fund's portfolio was allocated between stocks and tax-exempt securities to reflect the Fund's primary investment objective of tax-advantaged income6 and its secondary objective of capital appreciation. The factors used in the allocation decision, during the reporting period; were: (1) maintenance of at least 50% exposure to tax-exempt municipal securities in order to comply with Internal Revenue Service rules governing the payment of tax-exempt dividends from the tax-exempt securities
Annual Shareholder Report

portion of the Fund's portfolio; (2) the Fund's ability to pay and maintain an attractive level of dividends,7 and (3) the expected relative total return of tax-exempt securities and stocks. The allocation at the end of the reporting period was 50.5% tax-exempt municipal bonds, 43.7% stocks and 5.8% tax-exempt cash equivalents. The Fund's overweight to equities relative to the benchmark contributed positively to Fund performance during the reporting period.
SECTOR AND SECURITY SELECTION–EQUITY STOCKS
The return of the equity component of the Fund's portfolio underperformed the DJSDI during the 12-month reporting period as the Fund's equity portfolio managers focused on realization of the Fund's tax-advantaged income and capital appreciation objectives by purchasing and holding income producing equity securities. The sector overweight to Energy and underweight to Utilities were the main drivers of the 12-month reporting period underperformance.
During the reporting period, both stock selection and sector allocation detracted from the Fund's performance relative to the DJSDI. Overweight positions in the Information Technology sector as well as the Health Care sector enhanced the Fund's performance during the reporting period. Detracting from performance was a sector overweight in the Energy sector as well as an underweight position in the Utilities sector. The Fund had notable positive stock selection in the Consumer Staples and Materials sectors and negative stock selection in the Energy and Health Care sectors.
SECURITY SELECTION–TAX-EXEMPT SECURITIES
During the 12-month reporting period, the bond portfolio manager's strategies were to: (1) invest primarily in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals or corporations; (2) maintain exposure to intermediate and long-term tax-exempt securities to seek to capture the income advantages of such securities relative to tax-exempt securities with shorter maturities; (3) maintain a significant weighting in low investment-grade and noninvestment-grade bonds, or equivalents,8 given their income advantages; and (4) adjust portfolio duration,9 or sensitivity to interest rates, and yield curve exposures in an effort to enhance bond portfolio total return as market interest rates fluctuate.10
The Fund's tax-exempt securities portfolio outperformed the return of the S&P Muni Index during the reporting period. The portfolio's long duration and its yield curve positioning–notably its overweight positioning in securities with 12 years or more in maturity–accounted for much of the outperformance as municipal market yields declined and long-term securities experienced the largest yield changes. In addition, its overweight position in “A”-rated, “BBB”-rated securities and speculative-grade securities (or unrated securities of comparable quality) contributed to the favorable relative performance as such securities outperformed for the period.
Annual Shareholder Report

DURATION–TAX-EXEMPT SECURITIES
During the 12-month reporting period, the duration of the Fund's tax-exempt securities portfolio averaged about 5.3 years, which was longer than the duration of the S&P Muni Index, which averaged about 5.1 years. This longer duration contributed favorably to the Fund's performance and reflected the Fund's focus on intermediate and long-term securities, its active allocation of portfolio holdings among intermediate and long-term securities and tactical use of derivatives to actively manage portfolio duration over the period.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the DJSDI and S&P Muni Index. The total return for the 12-month reporting period for the Fund's broad-based securities market indexes, the S&P Municipal Bond Index (S&P Muni Index) and the Dow Jones U.S. Select Dividend Index (DJSDI, were -1.70% and 25.26%, respectively.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MCAFA.
3	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
4	The Russell 1000® Value Index measures the performance of the 1000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, and it is not possible to invest directly in an index.
5	MMD is a market data provider that produces daily generic yield curve of investment-grade municipal bonds based on a survey of municipal securities dealers and observed trades. The MMD AAA yield curve is a widely used reference for top credit quality municipal bonds in the marketplace. Investment-grade municipal bonds are rated at least “BBB” by Standard & Poor's or another nationally recognized statistical ratings organization (or are comparable unrated municipal bonds).
6	Fund income may be subject to state and local taxes. Although this Fund pursues tax-advantaged income and seeks to invest primarily in securities whose interest is not subject to the federal alternative minimum tax, there are no assurances that it will achieve these goals.
7	There are no guarantees that dividend paying stocks will continue to pay dividends.
8	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's Adviser believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard & Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities and increased possibilities of default.
9	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
10	Bond prices are sensitive to changes in interest rates and interest rate spreads between bonds of varying credit quality. A rise in interest rates or interest rate spreads can cause a decline in their prices.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Muni and Stock Advantage Fund2 from October 31, 2004 (or later, if applicable) to October 31, 2014, compared to the S&P Municipal Bond Index (“S&P Muni Index”),3 the Dow Jones U.S. Select Dividend Index (“DJSDI''),3 the S&P 500 Index (“S&P 500”)3 and the Morningstar Conservative Allocation Funds Average (“MCAFA”).3 The Average Annual Total Return Table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment–CLASS A SHARES
Growth of $10,000 as of October 31, 2014
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
Growth of a $10,000 Investment–CLASS F SHARES
Growth of $10,000 as of October 31, 2014
■	Total returns shown include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900).
Annual Shareholder Report

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years	Start of Performance
Class A Shares	2.67%	7.77%	5.31%	N/A
Class B Shares	2.27%	7.90%	5.25%	N/A
Class C Shares	6.87%	8.19%	5.10%	N/A
Class F Shares[4]	6.61%	8.79%	N/A	4.52%
Institutional Shares[4]	8.84%	9.14%	5.82%	N/A
S&P Muni Index	7.94%	5.45%	4.74%	N/A
DJSDI	15.99%	18.51%	7.45%	N/A
S&P 500 Index	17.27%	16.69%	8.20%	N/A
MCAFA	5.41%	7.39%	5.16%	N/A

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900), and the contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Muni Index, DJSDI and the MCAFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	As indicated in its name, Federated Muni and Stock Advantage Fund invests in both municipal (muni) securities and equity securities (stock) as described in the Fund's prospectus. Thus the Fund is not entirely a “tax-exempt” or “municipal” fund, and a portion of the income derived from the Fund's portfolio (or dividend distributions) will be subject to federal income tax and state and local personal income tax.
Annual Shareholder Report

3	The S&P Muni Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT. Eligibility criteria for inclusion in the S&P Muni Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The S&P Muni Index is rebalanced monthly. The DJSDI's universe is defined as all dividend-paying companies in the Dow Jones U.S. Total Market Index that have a non-negative historical five-year dividend per-share growth rate, a five year average dividend earnings-per-share ratio of less than or equal to 60%, and three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Total Market index is a rules-governed, broad-market benchmark that represents approximately 95% of the U.S. market capitalization. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MCAFA figures represent the average of the total returns reported by all of the mutual funds designated by Morningstar as falling into the respective category indicated. The S&P Muni Index, DJSDI, S&P 500 and MCAFA are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The S&P Muni Index, DJSDI, S&P 500 and MCAFA are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	The Fund's Class F Shares and Institutional Shares commenced operations on 5/31/2007 and 12/29/2010, respectively. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown for the Fund's Institutional Shares is for the Fund's Class A Shares. The performance of the Class A Shares also has been adjusted to reflect the expenses of the Institutional Shares for the periods (2004 and 2005) in which the expenses for Class A Shares were lower than the expenses for the Institutional Shares. For the other periods (2006 through December 28, 2010), the performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares during those periods. The performance of Class A Shares also has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of fund expenses related to Class A Shares during the period prior to commencement of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At October 31, 2014, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Tax-Exempt, Fixed Income Securities	50.4%
Equity Securities	43.6%
Derivative Contracts[2,3]	(0.0)%
Cash Equivalents[4]	5.7%
Other Assets and Liabilities—Net[5]	0.3%
TOTAL	100.0%
At October 31, 2014, the Fund's sector composition6 for its equity securities was as follows:
Sector Composition	Percentage of Equity Securities
Energy	19.3%
Health Care	12.2%
Consumer Staples	11.9%
Telecommunication Services	11.8%
Financials	9.1%
Information Technology	8.6%
Consumer Discretionary	7.9%
Industrials	7.8%
Utilities	6.9%
Materials	4.5%
TOTAL	100.0%
Annual Shareholder Report

At October 31, 2014, the Fund's sector composition7 for its tax-exempt securities was as follows:
Sector Composition	Percentage of Tax-Exempt Securities
Transportation	19.3%
Hospital	14.9%
Special Tax	13.4%
General Obligation—State	10.3%
Education	7.8%
Water and Sewer	7.1%
Public Power	7.0%
General Obligation—Local	5.2%
Industrial Development Bond/Pollution Control Revenue	4.0%
Senior Care	3.5%
Other[8]	7.5%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represents less than 0.1%.
4	Cash equivalents include any investments in tax-exempt, variable rate instruments.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
6	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
7	Sector classifications and the assignment of holding to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third party including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser.
8	For purposes of this table, sector classifications constitute 92.5% of the Fund's total investments in tax-exempt securities. Remaining tax-exempt security sectors have been aggregated under the designation “Other.”
Annual Shareholder Report

Portfolio of Investments
October 31, 2014
Shares or Principal Amount		Value
	COMMON STOCKS—43.6%
	Consumer Discretionary—3.5%
377,111	Corus Entertainment, Inc., Class B	$6,939,605
126,305	Gannett Co., Inc.	3,978,608
26,700	Garmin Ltd.	1,481,316
94,749	InterContinental Hotels Group PLC, ADR	3,601,410
58,873	Kohl's Corp.	3,192,094
77,205	National CineMedia, Inc.	1,227,560
484,150	Regal Entertainment Group, Class A	10,723,923
105,809	Six Flags Entertainment Corp.	4,264,103
	TOTAL	35,408,619
	Consumer Staples—5.2%
308,755	Altria Group, Inc.	14,925,217
45,730	Kimberly-Clark Corp.	5,225,567
45,810	Kraft Foods Group, Inc.	2,581,394
120,630	Lorillard, Inc.	7,418,745
106,734	Philip Morris International Inc.	9,500,393
217,240	Reynolds American, Inc.	13,666,568
	TOTAL	53,317,884
	Energy—8.4%
188,966	ARC Resources Ltd.	4,456,516
242,899	Baytex Energy Corp.	7,422,423
762,641	Bonavista Energy Corp.	7,165,936
131,870	BP PLC, ADR	5,731,070
296,858	Crescent Point Energy Corp.	9,811,420
66,760	Diamond Offshore Drilling, Inc.	2,517,520
120,969	Enerplus Corp.	1,729,857
14,198	Helmerich & Payne, Inc.	1,232,670
175,444	HollyFrontier Corp.	7,961,649
122,831	Kinder Morgan, Inc.	4,753,560
1,143,475	Pengrowth Energy Corp.	4,616,309
148,622	Royal Dutch Shell PLC, Class A, ADR	10,669,573
179,415	Total SA, ADR	10,745,164
96,326	Transocean Ltd.	2,873,405
79,697	Vermilion Energy Inc.	4,522,798
	TOTAL	86,209,870
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMON STOCKS—continued
	Financials—3.9%
146,185	Bank of Montreal	$10,613,031
59,640	Mercury General Corp.	3,168,076
46,345	MetLife, Inc.	2,513,753
311,670	Old Republic International Corp.	4,603,366
149,166	Royal Bank of Canada	10,616,144
249,565	Sun Life Financial Services of Canada	8,884,514
	TOTAL	40,398,884
	Health Care—5.3%
35,457	AbbVie Inc.	2,250,101
57,218	AstraZeneca Group PLC, ADR	4,173,481
13,000	Bayer AG, ADR	1,846,390
215,264	GlaxoSmithKline PLC, ADR	9,792,359
165,065	Lilly (Eli) & Co.	10,948,761
183,603	Merck & Co., Inc.	10,637,958
339,824	PDL BioPharma, Inc.	2,898,699
308,353	Pfizer, Inc.	9,235,172
60,899	Sanofi ADR	2,815,970
	TOTAL	54,598,891
	Industrials—3.4%
285,212	BAE Systems PLC, ADR	8,376,676
98,862	Cintas Corp.	7,240,653
479,831	Donnelley (R.R.) & Sons Co.	8,373,051
43,652	Lockheed Martin Corp.	8,318,762
104,290	Pitney Bowes, Inc.	2,580,134
	TOTAL	34,889,276
	IT Services—3.8%
97,527	CA, Inc.	2,834,135
144,789	Cisco Systems, Inc.	3,542,987
245,791	Intel Corp.	8,359,352
61,719	KLA-Tencor Corp.	4,885,059
21,092	Lexmark International, Inc., Class A	910,331
144,750	Microsoft Corp.	6,796,012
106,504	Seagate Technology PLC	6,691,646
178,054	Symantec Corp.	4,419,300
	TOTAL	38,438,822
	Materials—2.0%
26,594	Avery Dennison Corp.	1,245,929
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMON STOCKS—continued
	Materials—continued
135,639	Freeport-McMoRan, Inc.	$3,865,712
65,762	International Paper Co.	3,328,872
89,420	LyondellBasell Industries NV - Class A	8,193,555
56,500	Scotts Miracle-Gro Co. (The), Class A	3,347,060
	TOTAL	19,981,128
	Telecommunication Services—5.1%
386,985	AT&T, Inc.	13,482,557
160,189	BCE, Inc.	7,123,605
143,278	CenturyLink, Inc.	5,943,172
223,162	Consolidated Communications Holdings, Inc.	5,779,896
668,054	Frontier Communications Corp.	4,369,073
275,620	Verizon Communications	13,849,921
198,743	Windstream Holdings, Inc.	2,082,827
	TOTAL	52,631,051
	Utilities—3.0%
106,560	Ameren Corp.	4,511,750
29,551	Entergy Corp.	2,482,875
134,060	Exelon Corp.	4,905,255
145,341	National Grid PLC, ADR	10,811,917
549,646	Northland Power, Inc.	8,178,487
	TOTAL	30,890,284
	TOTAL COMMON STOCKS (IDENTIFIED COST $391,156,047)	446,764,709
	MUNICIPAL BONDS—50.4%
	Alabama—0.5%
$2,000,000	Alabama State Port Authority, Docks Facilities Revenue Bonds (Series 2010), 5.750%, 10/01/2030	2,299,600
700,000	Alabama State Port Authority, Docks Facilities Revenue Bonds (Series 2010), 6.000%, 10/01/2040	818,944
2,000,000	Selma, AL IDB, (International Paper Co.), Revenue Bonds (Series 2011A), 5.375%, 12/01/2035	2,224,120
	TOTAL	5,342,664
	Alaska—0.3%
2,225,000	Valdez, AK Marine Terminal, (BP PLC), Revenue Refunding Bonds (Series 2003B), 5.00%, 1/1/2021	2,627,369
	Arizona—0.8%
3,000,000	Phoenix, AZ IDA, (Great Heart Academies), Education Facility Revenue Bonds (Series 2014A), 5.000%, 07/01/2034	3,133,110
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Arizona—continued
$2,380,000		Salt Verde Financial Corp., AZ, Senior Gas Revenue Bonds (Series 2007), 5.000%, (Citigroup, Inc. GTD), 12/01/2032	$2,717,341
2,500,000		Salt Verde Financial Corp., AZ, Senior Gas Revenue Bonds (Series 2007), 5.000%, (Citigroup, Inc. GTD), 12/1/2037	2,825,600
		TOTAL	8,676,051
		California—5.2%
1,000,000		Alameda Corridor Transportation Authority, CA, Tax-Exempt Senior Lien Revenue Refunding Bonds (Series 2013A), 5.000%, 10/01/2023	1,217,650
2,000,000		Alameda Corridor Transportation Authority, CA, Tax-Exempt Senior Lien Revenue Refunding Bonds (Series 2013A), 5.000%, 10/01/2025	2,393,400
2,000,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (Series 2006C-1), 0.95% TOBs (Bay Area Toll Authority, CA), Mandatory Tender 5/1/2023	2,004,340
1,500,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2001A), 1.30% TOBs (Bay Area Toll Authority, CA), Mandatory Tender 4/1/2027	1,534,335
2,000,000		California Health Facilities Financing Authority, (Providence Health & Services), Revenue Bonds (Series 2014B), 5.000%, 10/01/2044	2,262,020
500,000		California School Finance Authority, (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.000%, 07/01/2034	524,995
1,500,000		California School Finance Authority, (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.125%, 07/01/2044	1,560,795
2,000,000		California State, School Facilities UT GO Bonds, 5.000%, 11/01/2031	2,328,880
3,000,000		California State, UT GO Bonds, 5.000%, 11/01/2022	3,352,740
2,500,000		California State, Various Purpose Refunding GO Bonds, 5.000%, 02/01/2038	2,783,875
2,500,000		California State, Various Purpose UT GO Bonds (Series 2013), 5.000%, 10/01/2022	3,038,400
2,000,000		California Statewide CDA, (Sutter Health), Refunding Revenue Bonds (Series 2011D), 5.250%, 08/15/2031	2,291,640
3,035,000		Chula Vista, CA Municipal Finance Authority, Special Tax Revenue Refunding Bonds (Series 2013), 5.500%, 09/01/2028	3,573,409
500,000		Corona-Norco Unified School District Community Facilities District No. 98-1, CA, 2013 Special Tax Refunding Bonds, 5.000%, 09/01/2032	558,960
3,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds (Series 2013A), 5.750%, 01/15/2046	3,445,620
265,000		Irvine, CA Reassessment District No. 13-1, LO Improvement Bonds, 5.000%, 09/02/2021	308,672
2,550,000		San Diego County, CA Water Authority, Water Revenue Refunding Bonds (Series 2013A), 5.000%, 05/01/2024	3,137,698
3,000,000		San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Series 2009E), 6.000%, 05/01/2039	3,567,630
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	California—continued
$3,000,000	San Joaquin Hills, CA Transportation Corridor Agency, Senior Lien Toll Road Refunding Revenue Bonds (Series 2014A), 5.000%, 01/15/2050	$3,146,520
2,000,000	San Jose, CA Airport, Airport Revenue Bonds (Series 2011A-2), 5.000%, 03/01/2031	2,220,560
1,000,000	Trustees of the California State University, Systemwide Revenue Bonds (Series 2014A), 5.000%, 11/01/2039	1,153,010
2,500,000	University of California (The Regents of), General Revenue Bonds (Series 2013AI), 5.000%, 05/15/2032	2,911,000
2,000,000	University of California (The Regents of), Limited Project Revenue Bonds (Series 2012G), 5.000%, 05/15/2031	2,316,280
1,545,000	Yucaipa Valley Water District, CA, Water System Revenue COPs (Series 2004A), 5.250%, (National Public Finance Guarantee Corporation INS), 09/01/2023	1,551,026
	TOTAL	53,183,455
	Colorado—2.1%
3,750,000	Colorado Health Facilities Authority, (Sisters of Charity of Leavenworth Health System), Revenue Bonds (Series 2013A), 5.000%, 01/01/2044	4,206,412
600,000	Colorado Health Facilities Authority, (Total Longterm Care National Obligated Group), Revenue Bonds (Series 2010A), 6.000%, 11/15/2030	663,126
1,290,000	Colorado Springs, CO Utility System, Utilities System Revenue Bonds (Series 2014A-1), 5.000%, 11/15/2044	1,485,616
1,160,000	Colorado State Higher Education Capital Construction Lease Purchase Financing Program, COPs (Series 2008), 5.500%, 11/01/2027	1,368,487
2,475,000	Denver (City & County), CO, (Denver, CO City & County Airport Authority), Airport System Revenue Bonds (Series 2013B), 5.000%, 11/15/2043	2,758,486
1,000,000	Denver, CO Health & Hospital Authority, Revenue Bonds, 6.250%, (United States Treasury PRF 12/1/2014@100), 12/01/2033	1,005,100
2,800,000	E-470 Public Highway Authority, CO, Revenue Bonds (Series 2010C), 5.375%, 09/01/2026	3,127,908
750,000	Foothills Metropolitan District, CO, Special Revenue Bonds (Series 2014), 5.750%, 12/01/2030	753,330
5,000,000	University of Colorado, Tax-Exempt University Enterprise Revenue Bonds (Series 2013A), 5.000%, 06/01/2032	5,817,450
	TOTAL	21,185,915
	Delaware—0.2%
2,000,000	University of Delaware, Revenue Bonds (Series 2013A), 5.000%, 11/01/2022	2,454,480
	District of Columbia—0.9%
2,000,000	District of Columbia Income Tax Revenue, Income Tax Secured Revenue Refunding Bonds (Series 2010A), 5.000%, 12/01/2019	2,372,200
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	District of Columbia—continued
$525,000	District of Columbia, (KIPP DC), Revenue Bonds (Series 2013A), 6.000%, 07/01/2048	$604,139
5,000,000	District of Columbia, UT GO Bonds (Series 2004A), 5.000%, (United States Treasury PRF 6/1/2015@100), 06/01/2025	5,140,850
1,000,000	Washington Metropolitan Area Transit Authority, Gross Revenue Transit Bonds (Series 2009A), 5.125%, 07/01/2032	1,146,730
	TOTAL	9,263,919
	Florida—2.7%
1,135,000	Atlantic Beach, FL Health Care Facilities, (Fleet Landing Project, FL), Revenue & Refunding Bonds (Series 2013A), 5.000%, 11/15/2019	1,271,121
600,000	East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2005), 5.450%, 05/01/2036	610,326
540,000	Florida State Education System, Facilities Revenue Bonds (Series 2005A), 5.000%, (National Public Finance Guarantee Corporation INS), 05/01/2027	557,442
2,460,000	Florida State Education System, Facilities Revenue Bonds (Series 2005A), 5.000%, (United States Treasury PRF 5/1/2015@101), 05/01/2027	2,544,157
665,000	Jacksonville, FL Sales Tax, Refunding Revenue Bonds (Series 2012), 5.000%, 10/01/2021	795,513
1,000,000	Jacksonville, FL Sales Tax, Refunding Revenue Bonds (Series 2012), 5.000%, 10/01/2029	1,143,770
1,250,000	Jacksonville, FL Sales Tax, Refunding Revenue Bonds (Series 2012A), 5.000%, 10/01/2029	1,429,712
1,750,000	Miami Beach, FL Health Facilities Authority, (Mt. Sinai Medical Center, FL), Hospital Revenue Refunding Bonds (Series 2012), 5.000%, 11/15/2029	1,923,512
1,750,000	Miami Beach, FL Health Facilities Authority, (Mt. Sinai Medical Center, FL), Hospital Revenue Refunding Bonds (Series 2014), 5.000%, 11/15/2039	1,916,232
1,100,000	Miami-Dade County, FL Aviation, Revenue Bonds (Series 2008B), 5.000%, (AGM INS), 10/01/2023	1,251,547
2,000,000	Miami-Dade County, FL Expressway Authority, Toll System Refunding Revenue Bonds (Series 2013A), 5.000%, 07/01/2027	2,274,280
1,000,000	Miami-Dade County, FL Expressway Authority, Toll System Refunding Revenue Bonds (Series 2013A), 5.000%, 07/01/2028	1,131,640
3,215,000	Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2012), 5.00%, 7/1/2042	3,529,877
1,400,000	Miami-Dade County, FL, (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.750%, 10/01/2030	1,660,666
1,600,000	Miami-Dade County, FL, (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.750%, 10/01/2032	1,895,184
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Florida—continued
$335,000	Palm Beach County, FL Health Facilities Authority, (Sinai Residences of Boca Raton), Revenue Bonds (Series 2014A), 7.250%, 06/01/2034	$379,666
1,430,000	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2006), 5.400%, 05/01/2037	1,436,421
1,500,000	Volusia County, FL Education Facility Authority, (Embry-Riddle Aeronautical University, Inc.), Educational Facilities Refunding Revenue Bonds (Series 2005), 5.000%, (Radian Asset Assurance, Inc. INS), 10/15/2025	1,528,815
445,000	Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.650%, 05/01/2037	453,571
	TOTAL	27,733,452
	Georgia—1.7%
5,000,000	Athens-Clarke County, GA Water & Sewerage, Revenue Bonds (Series 2008), 5.625%, 01/01/2028	5,829,950
1,000,000	Atlanta, GA Airport General Revenue, Airport General Revenue Refunding Bonds (Series 2014B), 5.000%, 01/01/2033	1,149,700
3,000,000	Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.250%, 11/01/2034	3,582,750
615,000	Atlanta, GA, (Eastside Tax Allocation District), Tax Allocation Bonds (Series 2005B), 5.600%, 01/01/2030	630,510
1,500,000	DeKalb Private Hospital Authority, GA, (Children's Healthcare of Atlanta, Inc.), RACs (Series 2009), 5.000%, 11/15/2024	1,725,360
4,000,000	Fulton County, GA Development Authority, (Piedmont Healthcare, Inc.), Revenue Bonds (Series 2014A), 5.000%, 07/01/2044	4,381,720
	TOTAL	17,299,990
	Guam—0.1%
565,000	Guam Government LO (Section 30), Bonds (Series 2009A), 5.625%, 12/01/2029	624,048
500,000	Guam Power Authority, Revenue Bonds (Series 2012A), 5.000%, 10/01/2034	556,205
	TOTAL	1,180,253
	Hawaii—0.1%
1,250,000	Hawaii State Department of Budget & Finance, (Hawaiian Electric Co., Inc.), Special Purpose Revenue Bonds (Series 2009), 6.500%, 07/01/2039	1,454,225
	Idaho—0.2%
2,000,000	Idaho Health Facilities Authority, (Terraces of Boise), Revenue Bonds (Series 2013A), 7.750%, 10/01/2034	2,110,180
	Illinois—3.2%
2,000,000	Chicago, IL Midway Airport, Second Lien Revenue Refunding Bonds (Series 2014B), 5.000%, 01/01/2035	2,233,420
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Illinois—continued
$2,000,000	Chicago, IL Midway Airport, Second Lien Revenue Refunding Bonds (Series 2014B), 5.000%, 01/01/2036	$2,231,760
1,180,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2005A), 5.250%, (National Public Finance Guarantee Corporation INS), 01/01/2026	1,240,274
1,000,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011A), 5.750%, 01/01/2039	1,141,030
1,500,000	Chicago, IL Wastewater Transmission, Second Lien Revenue Project Bonds (Series 2014), 5.000%, 01/01/2039	1,652,805
1,390,000	Chicago, IL, UT GO Bonds (Project Series 2011A), 5.250%, 01/01/2035	1,440,957
415,000	DuPage County, IL, (Naperville Campus LLC), Special Tax Bonds (Series 2006), 5.625%, 03/01/2036	418,706
1,000,000	Illinois Finance Authority, (Friendship Village of Schaumburg), Revenue Bonds (Series 2005A), 5.625%, 02/15/2037	999,900
875,000	Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.000%, 05/15/2025	882,577
625,000	Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.000%, 05/15/2037	626,163
1,000,000	Illinois State Toll Highway Authority, Toll Highway Senior Refunding Revenue Bonds (Series 2014A), 5.000%, 12/01/2022	1,207,380
1,000,000	Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds (Series 2014B), 5.000%, 01/01/2038	1,124,220
2,000,000	Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds (Series 2014B), 5.000%, 01/01/2039	2,245,100
775,000	Illinois State, GO Refunding Bonds (Series February 2010), 5.000%, 01/01/2024	828,715
1,500,000	Illinois State, UT GO Bonds (Series 2013A), 5.000%, 04/01/2035	1,589,745
2,950,000	Illinois State, UT GO Bonds (Series June 2013), 5.500%, 07/01/2038	3,230,486
1,265,000	Illinois State, UT GO Bonds (Series of May 2014), 5.000%, 05/01/2033	1,356,928
1,230,000	Illinois State, UT GO Refunding Bonds (Series May 2012), 5.000%, 08/01/2025	1,341,217
1,500,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2010A), 5.500%, 06/15/2050	1,633,470
2,200,000	Railsplitter Tobacco Settlement Authority, IL, Tobacco Settlement Revenue Bonds (Series 2010), 6.000%, 06/01/2028	2,581,524
2,000,000	University of Illinois, Auxiliary Facilities System Revenue Bonds (Series 2011A), 5.500%, 04/01/2031	2,310,020
	TOTAL	32,316,397
	Indiana—1.8%
2,500,000	Indiana Health & Educational Facility Financing Authority, (Baptist Homes of Indiana), Revenue Bonds (Series 2005), 5.250%, 11/15/2035	2,540,625
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Indiana—continued
$2,750,000		Indiana Municipal Power Agency, Power Supply System Revenue Bonds (Series 2013A), 5.250%, 01/01/2034	$3,160,162
765,000		Indiana State Finance Authority Hospital Revenue, (Indiana University Health Obligated Group), Hospital Revenue Refunding Bonds (Series 2014A), 5.000%, 12/01/2029	898,714
1,415,000		Indiana State Finance Authority, (CWA Authority), First Lien Wastewater Utility Revenue Bonds (Series 2011A), 5.000%, 10/01/2021	1,695,495
1,415,000		Indiana State Finance Authority, (CWA Authority), First Lien Wastewater Utility Revenue Bonds (Series 2012A), 5.000%, 10/01/2029	1,625,977
4,000,000		Indiana State Finance Authority, (CWA Authority), First Lien Wastewater Utility Revenue Bonds (Series 2014A), 5.000%, 10/01/2039	4,509,680
1,095,000		Indiana State Finance Authority, (Ohio Valley Electric Corp.), Midwestern Disaster Relief Revenue Bonds (Series 2012A), 5.000%, 06/01/2032	1,157,908
2,128,470	[2,3]	St. Joseph County, IN Hospital Authority, (Madison Center Obligated Group), Health Facilities Revenue Bonds (Series 2005), 5.375%, 02/15/2034	175,386
2,500,000		Whiting, IN Environmental Facilities, (BP PLC), Revenue Bonds (Series 2009), 5.250%, 01/01/2021	2,988,325
		TOTAL	18,752,272
		Iowa—0.3%
600,300		Iowa Finance Authority, (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2014A), 2.700%, 11/15/2046	267,656
112,608		Iowa Finance Authority, (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2014B), 2.000%, 05/15/2056	1
1,500,000		Iowa Finance Authority, (Iowa Fertilizer Co.), Midwestern Disaster Area Revenue Bonds (Series 2013), 5.500%, 12/01/2022	1,589,325
2,000,000		Tobacco Settlement Authority, IA, Tobacco Settlement Asset-Backed Bonds (Series 2005C), 5.375%, 06/01/2038	1,658,400
		TOTAL	3,515,382
		Kansas—0.8%
2,605,000		Kansas State Development Finance Authority, (Adventist Health System/Sunbelt Obligated Group), Hospital Revenue Bonds (Series 2009D), 5.000%, 11/15/2029	2,854,299
5,000,000		Wyandotte County, KS Unified Government Utility System, Improvement & Refunding Revenue Bonds (Series 2014-A), 5.000%, 09/01/2044	5,566,350
		TOTAL	8,420,649
		Kentucky—0.6%
2,000,000		Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds (Series 2013), 6.000%, 07/01/2053	2,298,040
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Kentucky—continued
$1,500,000	Kentucky Turnpike Authority, Economic Development Road Revenue & Revenue Refunding Bonds (Series 2011A), 5.000%, 07/01/2019	$1,757,175
2,000,000	Louisville & Jefferson County, KY Metropolitan Government, (Catholic Health Initiatives), Revenue Bonds (Series 2012A), 5.000%, 12/01/2035	2,206,640
	TOTAL	6,261,855
	Louisiana—1.3%
1,000,000	Louisiana Stadium and Expo District, Senior Revenue Refunding Bonds (Series 2013A), 5.000%, 07/01/2030	1,149,130
750,000	Louisiana Stadium and Expo District, Senior Revenue Refunding Bonds (Series 2013A), 5.000%, 07/01/2036	832,853
2,000,000	Louisiana State Citizens Property Insurance Corp., Refunding Revenue Bonds (Series 2012), 5.000%, 06/01/2024	2,302,640
4,660,000	Louisiana State Gas & Fuels Second Lien, Revenue Bonds (Series 2010B), 5.000%, 05/01/2045	5,219,899
470,000	St. Charles Parish, LA Gulf Opportunity Zone, Revenue Bonds (Series 2010), 4.00% TOBs (Valero Energy Corp.), Mandatory Tender 6/1/2022	505,292
1,000,000	Tobacco Settlement Financing Corp., LA, Tobacco Settlement Asset Backed Revenue Bonds (Series 2013A), 5.000%, 05/15/2021	1,154,440
2,440,000	Tobacco Settlement Financing Corp., LA, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2013A), 5.250%, 05/15/2033	2,658,307
	TOTAL	13,822,561
	Maine—0.1%
900,000	Maine Health & Higher Educational Facilities Authority, (Maine General Medical Center), Revenue Bonds (Series 2011), 6.750%, 07/01/2041	1,007,199
	Maryland—0.3%
530,000	Maryland State EDC, (CONSOL Energy, Inc.), Port Facilities Refunding Revenue Bonds (Series 2010), 5.750%, 09/01/2025	586,069
925,000	Maryland State EDC, (Ports America Chesapeake, Inc.), Revenue Bonds (Series B), 5.750%, 06/01/2035	997,094
500,000	Maryland State IDFA, (Our Lady of Good Counsel High School), EDRBs (Series 2005A), 6.000%, (United States Treasury PRF 5/1/2015@100), 05/01/2035	514,150
600,000	Westminster, MD, (Lutheran Village at Miller's Grant, Inc.), Revenue Bonds (Series 2014A), 6.00%, 7/1/2034	634,188
	TOTAL	2,731,501
	Massachusetts—0.4%
3,195,000	Massachusetts HEFA, (Northeastern University), Revenue Bonds (Series 2010A), 5.000%, 10/01/2025	3,723,389
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Michigan—1.7%
$1,750,000	Michigan Finance Authority, (Public Lighting Authority), Local Government Loan Program Revenue Bonds (Series 2014B), 5.000%, 07/01/2039	$1,850,205
1,150,000	Michigan State Finance Authority Revenue, Senior Lien Revenue Bonds (Series 2014 D-1), 5.00% (Detroit, MI Water Supply System)/(AGM INS), 7/1/2037	1,247,152
2,500,000	Michigan State Hospital Finance Authority, (Henry Ford Health System, MI), Refunding Revenue Bonds (Series 2006A), 5.250%, 11/15/2032	2,623,075
1,000,000	Michigan Strategic Fund, (Michigan State), LT Obligation Revenue Bonds (Series 2011), 5.250%, 10/15/2026	1,122,590
4,000,000	Royal Oak, MI Hospital Finance Authority, (William Beaumont Hospital, MI), Refunding Revenue Bonds (Series 2014D), 5.000%, 09/01/2039	4,403,720
1,500,000	Saginaw, MI Hospital Finance Authority, (Covenant Medical Center, Inc.), Hospital Revenue Refunding Bonds (Series 2010H), 5.000%, 07/01/2030	1,603,530
1,000,000	Wayne County, MI Airport Authority, Revenue Bonds (Series 2012A), 5.000%, 12/01/2021	1,175,940
2,700,000	Wayne County, MI Airport Authority, Revenue Bonds (Series 2012A), 5.000%, 12/01/2037	2,953,071
	TOTAL	16,979,283
	Minnesota—0.5%
1,000,000	Baytown Township, MN, (St. Croix Preparatory Academy), Lease Revenue Bonds (Series 2008A), 7.000%, 08/01/2038	1,049,630
3,000,000	Minnesota State, Various Purpose Refunding Revenue UT GO Bonds (Series 2013F), 5.000%, 10/01/2021	3,656,520
600,000	Western Minnesota Municipal Power Agency, MN, Power Supply Revenue Bonds (Series 2014A), 5.000%, 01/01/2040	690,336
	TOTAL	5,396,486
	Missouri—0.3%
2,500,000	Missouri State HEFA, (BJC Health System, MO), Health Facilities Revenue Bonds, 5.000%, 01/01/2044	2,844,300
	Nebraska—1.0%
3,000,000	Central Plains Energy Project, Gas Project Revenue Bonds (Project No. 3) (Series 2012), 5.000%, (Goldman Sachs & Co. GTD), 09/01/2042	3,233,340
3,000,000	Central Plains Energy Project, NE, Gas Project Revenue Bonds (Series 2012), 5.000%, (Goldman Sachs & Co. GTD), 09/01/2032	3,275,760
2,000,000	Nebraska Public Power District, General Revenue Bonds (Series 20014A), 5.000%, 01/01/2037	2,263,040
1,000,000	Nebraska Public Power District, General Revenue Bonds (Series 20014A), 5.000%, 01/01/2038	1,128,760
	TOTAL	9,900,900
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Nevada—0.7%
$3,000,000		Clark County, NV Airport System, Subordinate Lien Revenue Refunding Bonds (Series 2014A-2), 5.000%, 07/01/2035	$3,376,710
460,000		Clark County, NV, (Summerlin-Mesa SID No. 151), Special Assessment Revenue Bonds (Series 2005), 5.000%, 08/01/2025	398,539
3,000,000		Nevada State, Capital Improvement & Cultural LT GO Bonds (Series 2013D-1), 5.000%, 03/01/2022	3,620,610
		TOTAL	7,395,859
		New Jersey—1.5%
2,000,000	[1]	New Jersey EDA, (New Jersey State), School Facilities Construction Refunding SIFMA Index Notes (Series 2013I), 1.600%, 09/01/2027	1,995,040
2,000,000		New Jersey EDA, (NJ Dedicated Cigarette Excise Tax), Cigarette Tax Revenue Refunding Bonds (Series 2012), 5.000%, 06/15/2020	2,303,100
600,000		New Jersey EDA, (NJ Dedicated Cigarette Excise Tax), Cigarette Tax Revenue Refunding Bonds (Series 2012), 5.000%, 06/15/2023	690,228
1,400,000		New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), Revenue Bonds (Series 2014A), 5.000%, 07/01/2039	1,580,712
2,315,000		New Jersey State EDA, (Rutgers, The State University of New Jersey), GO Lease Revenue Bonds (Series 2013), 5.000%, 06/15/2032	2,693,040
1,000,000		New Jersey State Transportation Trust Fund Authority, (New Jersey State), Transportation Program Bonds (Series 2012AA), 5.000%, 06/15/2022	1,144,610
1,200,000		New Jersey State Transportation Trust Fund Authority, (New Jersey State), Transportation System Bonds (Series 2011A), 6.000%, 06/15/2035	1,466,304
3,000,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2014A), 5.00%, 1/1/2034	3,427,050
500,000		Rutgers, The State University of New Jersey, GO Refunding Bonds (Series 2013J), 5.000%, 05/01/2021	599,340
		TOTAL	15,899,424
		New Mexico—0.0%
500,000	[4,5]	Jicarilla, NM Apache Nation, Revenue Bonds, 5.500%, 09/01/2023	496,030
		New York—5.5%
2,000,000		Brooklyn Arena Local Development Corporation, NY, Pilot Revenue Bonds (Series 2009), 6.375%, 07/15/2043	2,269,000
2,000,000		Erie County, NY IDA, (Buffalo, NY City School District), School Facility Refunding Revenue Bonds (Series 2011B), 5.000%, 05/01/2020	2,365,560
2,700,000		Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), 5.750%, 02/15/2047	3,108,753
3,305,000		Metropolitan Transportation Authority, NY, (MTA Transportation Revenue), Revenue Bonds (Series 2013C), 5.000%, 11/15/2042	3,639,962
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$1,000,000		Metropolitan Transportation Authority, NY, (MTA Transportation Revenue), Transportation Revenue Bonds (Series 2014B), 5.250%, 11/15/2039	$1,146,110
4,000,000		New York City, NY IDA, (Yankee Stadium LLC), CPI PILOT Revenue Bonds (Series 2006), (FGIC INS), 2.520%, 03/01/2021	3,831,240
2,100,000		New York City, NY TFA , Future Tax Secured Subordinate Bonds (Series 2014A-1), 5.000%, 08/01/2036	2,423,862
5,000,000		New York City, NY, UT GO Bonds (Series 2009E-1), 5.250%, 10/15/2017	5,653,400
2,500,000	[4,5]	New York Liberty Development Corporation, (3 World Trade Center), Revenue Bonds (Series 2014 Class 1), 5.000%, 11/15/2044	2,511,700
2,500,000		New York Liberty Development Corporation, (4 World Trade Center), Liberty Revenue Bonds (Series 2011), 5.750%, 11/15/2051	2,909,175
5,000,000		New York State Dormitory Authority State Personal Income Tax Revenue, General Purpose Revenue Refunding Bonds (Series 2012A), 5.000%, 12/15/2028	5,901,650
1,250,000		New York State Thruway Authority, (New York State Thruway Authority), General Revenue Bonds (Series 2012I), 5.000%, 01/01/2037	1,394,725
4,020,000		New York State Thruway Authority, (New York State Thruway Authority), General Revenue Junior Indebtedness Obligations (Series 2013A), 5.000%, 05/01/2019	4,650,979
2,000,000		New York State, UT GO Bonds (Series 2011A), 5.000%, 02/15/2020	2,369,740
2,685,000		Rockland County, NY, Public Improvement LT GO Bonds (Series 2014C), 3.000%, (AGM INS), 05/01/2018	2,830,339
7,000,000		Sales Tax Asset Receivable Corp., NY, (New York State), Sales Tax Asset Revenue Bonds (Fiscal 2015 Series A), 5.000%, 10/15/2020	8,462,720
505,000		Tobacco Settlement Financing Corp., NY, (New York State), Asset-Backed Revenue Bonds (Series 2013B), 5.000%, 06/01/2022	559,838
		TOTAL	56,028,753
		North Carolina—0.9%
5,000,000		Charlotte-Mecklenburg Hospital Authority, NC, (Carolinas HealthCare System), Health Care Revenue & Refunding Revenue Bonds (Series 2012A), 5.000%, 01/15/2043	5,453,800
2,000,000		North Carolina Medical Care Commission, (Pennybyrn at Maryfield), Healthcare Facilities Revenue Bonds (Series 2005A), 5.650%, 10/01/2025	2,019,440
1,535,000		North Carolina Municipal Power Agency No. 1, Revenue Bonds (Series 2008C), 5.250%, 01/01/2020	1,714,871
		TOTAL	9,188,111
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—2.3%
$2,850,000	American Municipal Power-Ohio, Inc., (American Municipal Power, Prairie State Energy Campus Project), Revenue Bonds (Series 2008A), 5.000%, 02/15/2016	$3,017,780
1,680,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series A-2), 6.500%, 06/01/2047	1,438,970
1,000,000	Cleveland, OH Airport System, Revenue Bonds (Series 2012A), 5.000%, 01/01/2031	1,082,440
2,335,000	JobsOhio Beverage System, OH, Statewide Senior Lien Liquor Profits Tax-Exempt Revenue Bonds (Series 2013A), 5.000%, 01/01/2038	2,618,819
1,000,000	Lorain County, OH Port Authority, (United States Steel Corp.), Recovery Zone Facility Revenue Bonds (Series 2010), 6.750%, 12/01/2040	1,105,650
1,000,000	Lucas County, OH, (ProMedica Healthcare Obligated Group), Revenue Bonds (Series 2011A), 6.000%, 11/15/2041	1,193,970
2,060,000	Muskingum County, OH, (Genesis Healthcare Corp.), Hospital Facilities Revenue Bonds (Series 2013), 5.000%, 02/15/2027	2,149,301
2,545,000	Ohio State Air Quality Development Authority, (FirstEnergy Solutions Corp.), Revenue Bonds (Series 2009A), 5.700%, 08/01/2020	2,954,872
3,500,000	Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), 5.000%, 02/15/2048	3,820,670
1,200,000	Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), 5.250%, 02/15/2030	1,400,628
375,000	Toledo-Lucas County, OH Port Authority, (Crocker Park Public Improvement Project), Special Assessment Revenue Bonds, 5.250%, 12/01/2023	382,185
400,000	Toledo-Lucas County, OH Port Authority, (CSX Corp.), Revenue Bonds, 6.450%, 12/15/2021	502,912
1,500,000	University of Cincinnati, OH, General Receipts Bonds (Series 2013C), 5.000%, 06/01/2039	1,715,145
	TOTAL	23,383,342
	Oklahoma—0.1%
1,000,000	Tulsa, OK Industrial Authority, (Montereau, Inc.), Senior Living Community Revenue Bonds (Series 2010A), 7.250%, 11/01/2045	1,104,010
	Pennsylvania—2.0%
1,300,000	Allegheny County, PA IDA, (United States Steel Corp.), Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.500%, 11/01/2016	1,365,819
2,785,000	Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.000%, 05/01/2042	2,971,372
1,000,000	Chester County, PA IDA, (Collegium Charter School), Revenue Bonds (Series 2012A), 5.250%, 10/15/2032	1,007,730
1,250,000	Commonwealth Financing Authority of PA, (Commonwealth of Pennsylvania), Revenue Bonds (Series 2013A-2), 5.000%, 06/01/2030	1,410,275
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Pennsylvania—continued
$2,120,000		Montgomery County, PA Higher Education & Health Authority Hospital, (Dickinson College), Revenue Bonds (Series 2006FF1), 5.000%, (CIFG Assurance NA INS), 05/01/2028	$2,234,735
1,000,000		Northampton County, PA General Purpose Authority, (St. Luke's Hospital of Bethlehem), Hospital Revenue Bonds (Series 2008A), 5.250%, 08/15/2024	1,097,890
2,500,000		Northampton County, PA General Purpose Authority, (St. Luke's Hospital of Bethlehem), Hospital Revenue Bonds (Series 2008A), 5.500%, 08/15/2035	2,740,950
2,140,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (Series 2013B), 1.320%, 12/01/2020	2,191,809
500,000		Philadelphia Authority for Industrial Development, (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 07/01/2035	507,550
1,110,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, (Temple University Health System Obligated Group), Hospital Revenue Bonds (Series 2012A), 5.625%, 07/01/2042	1,169,540
3,000,000		Philadelphia, PA Water & Wastewater System, Refunding Revenue Bonds (Series 2012), 5.000%, 11/01/2027	3,495,030
		TOTAL	20,192,700
		Puerto Rico—0.5%
3,665,000		Commonwealth of Puerto Rico, GO Bonds (Series 2014A), 8.000%, 07/01/2035	3,206,728
3,000,000		Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2013A), 7.000%, 07/01/2033	1,522,590
		TOTAL	4,729,318
		South Carolina—0.5%
3,000,000		Greenville, SC Health System, Hospital Revenue Bonds (Series 2014B), 5.000%, 5/1/2039	3,345,630
1,305,000		Lancaster County, SC, (Sun City Carolina Lakes Improvement District), Assessment Revenue Bonds (Series 2006), 5.450%, 12/01/2037	1,319,042
		TOTAL	4,664,672
		South Dakota—0.1%
1,000,000		Educational Enhancement Funding Corp., SD, Tobacco Settlement Revenue Bonds (Series 2013B), 5.000%, 06/01/2023	1,163,360
		Tennessee—1.0%
6,000,000		Rutherford County, TN Health and Educational Facilities Board, (Ascension Health Alliance Senior Credit Group), Revenue Bonds (Series 2012C), 5.000%, 11/15/2047	6,616,140
1,280,000		Tennessee Energy Acquisition Corp., Gas Revenue Bonds (Series 2006A), 5.250%, (Goldman Sachs & Co. GTD), 09/01/2023	1,506,317
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Tennessee—continued
$2,000,000	Tennessee State School Board Authority, Higher Educational Facilities Second Program Bonds (Series 2013A), 5.000%, 11/01/2029	$2,349,420
	TOTAL	10,471,877
	Texas—5.1%
2,065,000	Bexar County, HFDC, (Army Retirement Residence Foundation), Refunding Revenue Bonds (Series 2007), 5.000%, 07/01/2033	2,098,845
2,000,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds (Series 2011), 6.250%, 01/01/2046	2,329,080
1,080,000	Clifton Higher Education Finance Corporation, TX, (Idea Public Schools), 6.000%, 08/15/2033	1,285,394
500,000	Clifton Higher Education Finance Corporation, TX, (Idea Public Schools), Education Revenue Bonds (Series 2012), 5.000%, 08/15/2042	534,530
1,000,000	Dallas, TX Waterworks & Sewer System, Revenue Refunding Bonds (Series 2013), 5.000%, 10/01/2031	1,176,830
1,355,000	Dallas-Fort Worth, TX International Airport, Joint Revenue Refunding & Improvement Bonds (Series 2012C), 5.000%, 11/01/2020	1,611,556
2,000,000	Dallas-Fort Worth, TX International Airport, Joint Revenue Refunding Bonds (Series 2012B), 5.000%, 11/01/2035	2,224,780
750,000	Decatur, TX Hospital Authority, (Wise Regional Health System), Hospital Revenue Bonds (Series 2014A), 5.250%, 09/01/2044	778,545
5,000,000	Grand Parkway Transportation Corp., TX, Subordinate Tier Toll Revenue Bonds (Series 2013B TELA Supported), 5.250%, 10/01/2051	5,580,700
3,570,000	Harris County, TX Cultural Education Facilities Finance Corp., (Methodist Hospital, Harris County, TX), Revenue Bonds (Series 2008B), 5.250%, 12/01/2016	3,921,752
2,000,000	Houston, TX Combined Utility System, First Lien Revenue & Refunding Bonds (Series 2014D), 5.000%, 11/15/2044	2,292,200
1,500,000	Houston, TX Convention & Entertainment Facilities Department, Hotel Occupancy Tax & Special Revenue & Refunding Bonds (Series 2014), 5.000%, 09/01/2039	1,680,465
265,000	Houston, TX Higher Education Finance Corp., (Cosmos Foundation, Inc.), Education Revenue Bonds (Series 2011A), 6.875%, 05/15/2041	322,290
1,965,000	Leander, TX ISD, UT GO Refunding Bonds (Series 2013A), 5.000%, (PSFG GTD), 08/15/2031	2,316,185
1,665,000	North Texas Tollway Authority, System First Tier Revenue Refunding Bonds (Series 2011B), 5.000%, 01/01/2038	1,796,618
835,000	Red River, TX HFDC, (MRC The Crossings), Retirement Facility Revenue Bonds (Series 2014A), 7.500%, 11/15/2034	941,847
2,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp., (Air Force Village), Retirement Facility Revenue Bonds (Series 2007), 5.125%, 05/15/2037	2,017,220
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$1,500,000		Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue Bonds (Series 2008D), 6.250%, (Bank of America Corp. GTD), 12/15/2026	$1,847,670
2,965,000		Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Senior Lien Revenue Bonds (Series 2006A), 5.250%, (Bank of America Corp. GTD), 12/15/2026	3,515,838
1,750,000		Texas State Department of Housing & Community Affairs, Residential Mortgage Revenue Bonds (Series 2009A), 5.300%, 07/01/2034	1,863,295
4,000,000		Texas State Public Finance Authority, (Texas State), GO Refunding Bonds (Series 2014A), 5.000%, 10/01/2020	4,808,560
2,500,000		Texas State Public Finance Authority, (Texas State), GO Refunding Bonds (Series 2014A), 5.000%, 10/01/2021	3,038,000
3,870,000		Texas State Transportation Commission, (Central Texas Turnpike System), First Tier Revenue Refunding Bonds (Series 2012-A), 5.000%, 08/15/2041	4,172,247
		TOTAL	52,154,447
		Virginia—0.7%
2,035,000		Route 460 Funding Corporation of Virginia, Toll Road Senior Lien Revenue Bonds (Series 2012), 5.000%, 07/01/2052	2,156,530
4,485,000		Tobacco Settlement Financing Corp., VA, Revenue Bonds, 5.625%, (United States Treasury PRF 6/1/2015@100), 06/01/2037	4,626,861
		TOTAL	6,783,391
		Washington—1.7%
4,000,000		Port of Seattle, WA, LT GO Refunding Bonds (Series 2013A), 5.000%, 11/01/2021	4,865,600
3,650,000		Port of Tacoma, WA, LT GO Bonds (Series 2008A), 5.000%, (AGM INS), 12/01/2030	4,044,602
615,000		Tobacco Settlement Authority, WA, Tobacco Settlement Revenue Refunding Bonds (Series 2013), 5.250%, 06/01/2031	676,666
2,000,000	[4,5]	Washington State Housing Finance Commission, (Rockwood Retirement Communities), Nonprofit Housing Revenue & Refunding Revenue Bonds (Series 2014A), 7.375%, 01/01/2044	2,213,060
4,950,000		Washington State, Motor Vehicle Fuel Tax UT GO Refunding Bonds (Series R-2015D), 5.000%, 07/01/2019	5,810,953
		TOTAL	17,610,881
		West Virginia—0.1%
1,000,000		Ohio County, WV County Commission, (Fort Henry Centre Tax Increment Financing District No. 1), Tax Increment Revenue Bonds (Series 2005A), 5.625%, 06/01/2034	1,010,500
		Wisconsin—0.5%
4,665,000		Wisconsin State General Fund Appropriation, (Wisconsin State), Revenue Bonds (Series 2009A), 5.750%, 05/01/2033	5,508,339
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Wyoming—0.1%
$1,250,000	Laramie County, WY, (Cheyenne Regional Medical Center), Hospital Revenue Bonds (Series 2012), 5.000%, 05/01/2037	$1,345,363
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $492,857,616)	517,314,504
	SHORT-TERM MUNICIPALS—5.7%[6]
	Florida—0.5%
4,000,000	Putnam County, FL Development Authority, (PCRBs: Series 1994) Daily VRDNs (Florida Power & Light Co.), 0.070%, 11/3/2014	4,000,000
1,800,000	St. Lucie County, FL PCRBs, (Series 2000) Daily VRDNs (Florida Power & Light Co.), 0.080%, 11/3/2014	1,800,000
	TOTAL	5,800,000
	Louisiana—0.7%
6,900,000	Louisiana Public Facilities Authority, (Series 2007A) Daily VRDNs (Air Products & Chemicals, Inc.), 0.060%, 11/3/2014	6,900,000
	Michigan—0.3%
3,050,000	Michigan Higher Education Facilities Authority, (Series 2006) Weekly VRDNs (Albion College), (JPMorgan Chase Bank, N.A. LOC), 0.040%, 11/6/2014	3,050,000
	New York—2.5%
1,000,000	New York City, NY Municipal Water Finance Authority, (2014 Series AA-2) Daily VRDNs (JPMorgan Chase Bank, N.A. LIQ), 0.070%, 11/3/2014	1,000,000
8,300,000	New York City, NY Municipal Water Finance Authority, (Series A-1) Daily VRDNs (Mizuho Bank Ltd. LOC), 0.070%, 11/3/2014	8,300,000
2,250,000	New York City, NY TFA, (Fiscal 1998 Series C) Daily VRDNs, (Morgan Stanley Bank, N.A. LOC), 0.070%, 11/3/2014	2,250,000
4,200,000	New York City, NY TFA, Future Tax Secured Subordinate Bonds (Series 2013C-4) Daily VRDNs (JPMorgan Chase Bank, N.A. LIQ), 0.070%, 11/3/2014	4,200,000
10,000,000	New York City, NY, (Series 2013D-3) Daily VRDNs, (JPMorgan Chase Bank, N.A. LIQ), 0.070%, 11/3/2014	10,000,000
	TOTAL	25,750,000
	Ohio—0.7%
7,000,000	Allen County, OH, (Series 2010C) Daily VRDNs (Catholic Healthcare Partners), (Union Bank, N.A. LOC), 0.070%, 11/3/2014	7,000,000
	Texas—1.0%
5,000,000	Harris County, TX Education Facilities Finance Corp., (Series 2008C-2) Daily VRDNs (Methodist Hospital, Harris County, TX), 0.070%, 11/3/2014	5,000,000
Annual Shareholder Report

Shares or Principal Amount		Value
	SHORT-TERM MUNICIPALS—continued[6]
	Texas—continued
$5,000,000	Harris County, TX HFDC, (Subseries 2008A-2) Daily VRDNs (Methodist Hospital, Harris County, TX), 0.070%, 11/3/2014	$5,000,000
	TOTAL	10,000,000
	TOTAL SHORT-TERM MUNICIPALS—5.7% (AT AMORTIZED COST)	58,500,000
	TOTAL INVESTMENTS—99.7% (IDENTIFIED COST $942,513,663)[7]	1,022,579,213
	OTHER ASSETS AND LIABILITIES - NET—0.3%[8]	2,808,653
	TOTAL NET ASSETS—100%	$1,025,387,866
At October 31, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
[2]United States Treasury Short Futures	410	$51,807,344	December 2014	$(410,923)
At October 31, 2014, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Foreign Currency Units to Deliver	In Exchange For	Unrealized Appreciation
Contracts Sold:
11/3/2014	29,116 CAD	$25,981	$148
Unrealized Appreciation (Depreciation) on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net”.
At October 31, 2014, the Fund held no securities that are subject to the federal alternative minimum tax (AMT) (unaudited).
1	Floating rate notes with current rate and maturity or tender date shown.
2	Non-income-producing security.
3	Security in default.
4	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2014, these restricted securities amounted to $5,220,790, which represented 0.5% of total net assets.
5	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2014, these liquid restricted securities amounted to $5,220,790, which represented 0.5% of total net assets.
6	Current rate and next reset date shown for Variable Rate Demand Notes.
7	The cost of investments for federal tax purposes amounts to $942,915,279.
8	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2014.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of October 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$266,880,132	$—	$—	$266,880,132
International	179,884,577	—	—	179,884,577
Debt Securities:
Municipal Bonds	—	517,314,504	—	517,314,504
Short-Term Municipals	—	58,500,000	—	58,500,000
TOTAL SECURITIES	$446,764,709	$575,814,504	$—	$1,022,579,213
OTHER FINANCIAL INSTRUMENTS*	$(410,775)	$—	$—	$(410,775)
*	Other financial instruments include futures contracts and foreign exchange contracts.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
AGM	—Assured Guaranty Municipal Corp.
CAD	—Canadian Dollar
CDA	—Community Development Authority
COPs	—Certificates of Participation
EDA	—Economic Development Authority
EDC	—Economic Development Corporation
EDRBs	—Economic Development Revenue Bonds
FGIC	—Financial Guaranty Insurance Company
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFDC	—Health Facility Development Corporation
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
IDFA	—Industrial Development Finance Authority
INS	—Insured
ISD	—Independent School District
LIQ	—Liquidity Agreement
LO	—Limited Obligation
LOC	—Letter of Credit
LT	—Limited Tax
PCRBs	—Pollution Control Revenue Bonds
PRF	—Pre-refunded
PSFG	—Public School Fund Guarantee
RACs	—Revenue Anticipation Certificates
SID	—Special Improvement District
SIFMA	—Securities Industry and Financial Markets Association
TELA	—Toll Equity Loan Agreement
TFA	—Transitional Finance Authority
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.17	$11.69	$10.75	$10.52	$9.95
Income From Investment Operations:
Net investment income	0.45	0.43	0.42	0.42	0.34
Net realized and unrealized gain on investments, futures contracts, written options and foreign currency transactions	0.59	0.48	0.94	0.24	0.56
TOTAL FROM INVESTMENT OPERATIONS	1.04	0.91	1.36	0.66	0.90
Less Distributions:
Distributions from net investment income	(0.45)	(0.43)	(0.42)	(0.43)	(0.33)
Net Asset Value, End of Period	$12.76	$12.17	$11.69	$10.75	$10.52
Total Return[1]	8.66%	7.92%	12.87%	6.46%	9.19%
Ratios to Average Net Assets:
Net expenses	1.00%	1.00%	1.00%	1.00%[2]	1.00%[2]
Net investment income	3.59%	3.60%	3.73%	4.01%	3.23%
Expense waiver/reimbursement[3]	0.15%	0.36%	0.46%	0.48%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$531,112	$376,204	$303,053	$267,566	$348,191
Portfolio turnover	18%	28%	24%	34%	72%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.00% and 1.00% for the years ended October 31, 2011 and 2010, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.17	$11.68	$10.75	$10.51	$9.94
Income From Investment Operations:
Net investment income	0.37	0.36	0.34	0.34	0.26
Net realized and unrealized gain on investments, futures contracts, written options and foreign currency transactions	0.56	0.47	0.92	0.25	0.56
TOTAL FROM INVESTMENT OPERATIONS	0.93	0.83	1.26	0.59	0.82
Less Distributions:
Distributions from net investment income	(0.35)	(0.34)	(0.33)	(0.35)	(0.25)
Net Asset Value, End of Period	$12.75	$12.17	$11.68	$10.75	$10.51
Total Return[1]	7.77%	7.21%	11.93%	5.76%	8.37%
Ratios to Average Net Assets:
Net expenses	1.75%	1.75%	1.75%	1.75%[2]	1.75%[2]
Net investment income	2.90%	2.91%	2.99%	3.25%	2.48%
Expense waiver/reimbursement[3]	0.15%	0.36%	0.46%	0.48%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$25,837	$28,332	$34,930	$43,675	$50,781
Portfolio turnover	18%	28%	24%	34%	72%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.75% and 1.75% for the years ended October 31, 2011 and 2010, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.16	$11.68	$10.75	$10.51	$9.94
Income From Investment Operations:
Net investment income	0.35	0.34	0.34	0.34	0.26
Net realized and unrealized gain on investments, futures contracts, written options and foreign currency transactions	0.59	0.48	0.93	0.25	0.56
TOTAL FROM INVESTMENT OPERATIONS	0.94	0.82	1.27	0.59	0.82
Less Distributions:
Distributions from net investment income	(0.35)	(0.34)	(0.34)	(0.35)	(0.25)
Net Asset Value, End of Period	$12.75	$12.16	$11.68	$10.75	$10.51
Total Return[1]	7.87%	7.13%	11.94%	5.76%	8.37%
Ratios to Average Net Assets:
Net expenses	1.75%	1.75%	1.75%	1.75%[2]	1.75%[2]
Net investment income	2.82%	2.84%	2.98%	3.25%	2.48%
Expense waiver/reimbursement[3]	0.15%	0.36%	0.46%	0.48%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$222,121	$140,706	$105,994	$86,120	$101,822
Portfolio turnover	18%	28%	24%	34%	72%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.75% and 1.75 for the years ended October 31, 2011 and 2010, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.17	$11.69	$10.75	$10.52	$9.95
Income From Investment Operations:
Net investment income	0.46	0.44	0.43	0.42	0.33
Net realized and unrealized gain on investments, futures contracts, written options and foreign currency transactions	0.58	0.47	0.93	0.24	0.57
TOTAL FROM INVESTMENT OPERATIONS	1.04	0.91	1.36	0.66	0.90
Less Distributions:
Distributions from net investment income	(0.45)	(0.43)	(0.42)	(0.43)	(0.33)
Net Asset Value, End of Period	$12.76	$12.17	$11.69	$10.75	$10.52
Total Return[1]	8.66%	7.92%	12.87%	6.45%	9.21%
Ratios to Average Net Assets:
Net expenses	1.00%	1.00%	1.00%	1.00%[2]	0.99%[2]
Net investment income	3.55%	3.53%	3.71%	4.00%	3.24%
Expense waiver/reimbursement[3]	0.14%	0.35%	0.46%	0.48%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$124,420	$69,497	$36,638	$18,876	$18,299
Portfolio turnover	18%	28%	24%	34%	72%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.00% and 0.99% for the years ended October 31, 2011 and 2010 , respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,			Period Ended 10/31/2011[1]
	2014	2013	2012
Net Asset Value, Beginning of Period	$12.17	$11.68	$10.75	$10.29
Income From Investment Operations:
Net investment income	0.48	0.46	0.44	0.34
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	0.58	0.49	0.94	0.48
TOTAL FROM INVESTMENT OPERATIONS	1.06	0.95	1.38	0.82
Less Distributions:
Distributions from net investment income	(0.48)	(0.46)	(0.45)	(0.36)
Net Asset Value, End of Period	$12.75	$12.17	$11.68	$10.75
Total Return[2]	8.84%	8.28%	13.05%	8.05%
Ratios to Average Net Assets:
Net expenses	0.75%	0.75%	0.75%	0.75%[3,4]
Net investment income	3.70%	3.77%	3.90%	4.14%[3]
Expense waiver/reimbursement[5]	0.14%	0.35%	0.46%	0.51%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$121,897	$42,031	$20,514	$3,149
Portfolio turnover	18%	28%	24%	34%[6]
1	Reflects operations for the period from December 29, 2010 (date of initial investment) to October 31, 2011.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 0.75% for the period ended October 31, 2011, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2011.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2014
Assets:
Total investment in securities, at value (identified cost $942,513,663)		$1,022,579,213
Cash		38,954
Cash denominated in foreign currencies (identified cost $25,834)		25,834
Restricted cash (Note 2)		492,000
Income receivable		8,537,494
Receivable for investments sold		14,203,274
Receivable for shares sold		6,515,001
Receivable for daily variation margin		108,906
Unrealized appreciation on foreign exchange contracts		148
TOTAL ASSETS		1,052,500,824
Liabilities:
Payable for investments purchased	$25,566,183
Payable for shares redeemed	954,008
Payable for other service fees (Notes 2 and 5)	303,306
Payable for distribution services fee (Note 5)	152,128
Accrued expenses (Note 5)	137,333
TOTAL LIABILITIES		27,112,958
Net assets for 80,398,650 shares outstanding		$1,025,387,866
Net Assets Consists of:
Paid-in capital		$984,041,897
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		79,652,839
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(39,262,033)
Undistributed net investment income		955,163
TOTAL NET ASSETS		$1,025,387,866
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($531,111,939 ÷ 41,635,546 shares outstanding) no par value, unlimited shares authorized	$12.76
Offering price per share (100/94.50 of $12.76)	$13.50
Redemption proceeds per share	$12.76
Class B Shares:
Net asset value per share ($25,836,914 ÷ 2,026,388 shares outstanding) no par value, unlimited shares authorized	$12.75
Offering price per share	$12.75
Redemption proceeds per share (94.50/100 of $12.75)	$12.05
Class C Shares:
Net asset value per share ($222,121,124 ÷ 17,425,436 shares outstanding) no par value, unlimited shares authorized	$12.75
Offering price per share	$12.75
Redemption proceeds per share (99.00/100 of $12.75)	$12.62
Class F Shares:
Net asset value per share ($124,420,453 ÷ 9,753,642 shares outstanding) no par value, unlimited shares authorized	$12.76
Offering price per share (100/99.00 of $12.76)	$12.89
Redemption proceeds per share (99.00/100 of $12.76)	$12.63
Institutional Shares:
Net asset value per share ($121,897,436 ÷ 9,557,638 shares outstanding) no par value, unlimited shares authorized	$12.75
Offering price per share	$12.75
Redemption proceeds per share	$12.75
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended October 31, 2014
Investment Income:
Interest			$17,144,840
Dividends (net of foreign tax withheld of $783,459)			19,746,686
TOTAL INCOME			36,891,526
Expenses:
Investment adviser fee (Note 5)		$5,720,398
Administrative fee (Note 5)		630,512
Custodian fees		44,175
Transfer agent fees		481,376
Directors'/Trustees' fees (Note 5)		3,591
Auditing fees		28,050
Legal fees		17,605
Distribution services fee (Note 5)		1,490,558
Other service fees (Notes 2 and 5)		1,843,869
Portfolio accounting fees		174,085
Share registration costs		92,907
Printing and postage		57,889
Miscellaneous (Note 5)		12,625
TOTAL EXPENSES		10,597,640
Waiver and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(1,174,905)
Reimbursement of other operating expenses (Notes 2 and 5)	(300)
TOTAL WAIVER AND REIMBURSEMENT		(1,175,205)
Net expenses			9,422,435
Net investment income			27,469,091
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			15,140,982
Net realized loss on futures contracts			(1,403,907)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			20,137,979
Net change in unrealized depreciation of futures contracts			(75,271)
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			33,799,783
Change in net assets resulting from operations			$61,268,874
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended October 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$27,469,091	$19,665,741
Net realized gain on investments, futures contracts and foreign currency transactions	13,737,075	11,486,429
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	20,062,708	11,734,138
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	61,268,874	42,886,308
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(15,789,397)	(12,065,928)
Class B Shares	(753,033)	(903,791)
Class C Shares	(4,776,854)	(3,458,700)
Class F Shares	(3,222,402)	(1,860,737)
Institutional Shares	(2,537,385)	(1,171,745)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(27,079,071)	(19,460,901)
Share Transactions:
Proceeds from sale of shares	423,797,494	230,603,987
Net asset value of shares issued to shareholders in payment of distributions declared	25,031,123	17,718,564
Cost of shares redeemed	(114,401,251)	(116,107,306)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	334,427,366	132,215,245
Change in net assets	368,617,169	155,640,652
Net Assets:
Beginning of period	656,770,697	501,130,045
End of period (including undistributed net investment income of $955,163 and $674,637, respectively)	$1,025,387,866	$656,770,697
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2014
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Muni and Stock Advantage Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide tax-advantaged income with a secondary objective of capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
Annual Shareholder Report

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class F Shares may bear distribution services fees and other services fees unique to those classes.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2014, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$1,117,166	$—
Class B Shares	66,373	—
Class C Shares	430,479	—
Class F Shares	229,851	(300)
TOTAL	$1,843,869	$(300)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at year end are listed after the Fund's Portfolio of Investments.
The average notional value of futures contracts held by the Fund throughout the period was $34,542,837. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts, but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $3 and $19, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin	$(410,923)*
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	148
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$(410,775)
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year ended October 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts
Interest rate contracts	$(1,403,907)	$—
Foreign exchange contracts	—	(429)
TOTAL	$(1,403,907)	$(429)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts
Interest rate contracts	$(75,271)	$—
Foreign exchange contracts	—	148
TOTAL	$(75,271)	$148
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	14,873,252	$187,426,211	9,762,880	$116,196,091
Shares issued to shareholders in payment of distributions declared	1,205,400	15,088,344	969,856	11,467,935
Shares redeemed	(5,349,936)	(67,215,858)	(5,759,440)	(68,311,495)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	10,728,716	$135,298,697	4,973,296	$59,352,531

Year Ended October 31	2014		2013
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	299,359	$3,757,686	415,723	$4,951,944
Shares issued to shareholders in payment of distributions declared	55,133	687,029	69,838	824,192
Shares redeemed	(656,737)	(8,170,218)	(1,147,352)	(13,585,857)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(302,245)	$(3,725,503)	(661,791)	$(7,809,721)
Annual Shareholder Report

Year Ended October 31	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	7,112,894	$89,809,529	3,957,787	$47,143,910
Shares issued to shareholders in payment of distributions declared	317,383	3,969,517	232,533	2,746,915
Shares redeemed	(1,571,468)	(19,649,454)	(1,699,054)	(20,165,002)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	5,858,809	$74,129,592	2,491,266	$29,725,823

Year Ended October 31	2014		2013
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	4,363,777	$55,083,958	2,786,865	$33,166,689
Shares issued to shareholders in payment of distributions declared	254,981	3,196,660	155,779	1,843,305
Shares redeemed	(574,562)	(7,175,406)	(368,555)	(4,367,984)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	4,044,196	$51,105,212	2,574,089	$30,642,010

Year Ended October 31	2014		2013
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	6,907,949	$87,720,110	2,445,443	$29,145,353
Shares issued to shareholders in payment of distributions declared	166,028	2,089,573	70,618	836,217
Shares redeemed	(970,325)	(12,190,315)	(818,093)	(9,676,968)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	6,103,652	$77,619,368	1,697,968	$20,304,602
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	26,433,128	$334,427,366	11,074,828	$132,215,245
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities and foreign currency transactions.
For the year ended October 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Loss
$(109,494)	$109,494
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2014 and 2013, was as follows:
	2014	2013
Tax-exempt income	$12,347,830	$9,395,730
Ordinary income	$14,731,241	$10,065,171
As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$427,906
Undistributed ordinary income	$ 511,845
Net unrealized appreciation	$ 79,662,146
Capital loss carryforwards	$(39,255,928)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, non-taxable dividends, defaulted securities and discount accretion/premium amortization on debt securities.
At October 31, 2014, the cost of investments for federal tax purposes was $942,915,279. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S dollars of assets and liabilities other than investments in securities; (b) futures contracts; and (c) outstanding foreign currency commitments was $79,663,934. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $105,989,557 and net unrealized depreciation from investments for those securities having an excess of cost over value of $26,325,623.
At October 31, 2014, the Fund had a capital loss carryforward of $39,255,928 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2017	$ 39,255,928	NA	$ 39,255,928
The Fund used capital loss carryforwards of $13,340,189 to offset capital gains realized during the year ended October 31, 2014.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.65% of the Fund's average daily net assets. Prior to July 1, 2014, the annual advisory fee was 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the Adviser waived $1,174,905 of its fee.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2014, the Sub-Adviser earned a fee of $1,126,201.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, distribution services fees for the Fund were as follows:
Distribution Service Fees Incurred
Class B Shares	$199,119
Class C Shares	1,291,439
TOTAL	$1,490,558
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2014, FSC retained $505,416 of fees paid by the Fund. For the year ended October 31, 2014, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Other Service Fee
For the year ended October 31, 2014, FSSC received $48,915 and reimbursed $300 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2014, FSC retained $368,973 in sales charges from the sale of Class A Shares. FSC also retained $17,963 relating to redemptions of Class B Shares, $20,207 relating to redemptions of Class C Shares and $35,890 relating to redemptions of Class F Shares.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.00%, 1.75%, 1.75%, 1.00% and 0.75% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $343,900,000 and $300,450,000, respectively.
Annual Shareholder Report

General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2014, were as follows:
Purchases	$438,384,717
Sales	$136,961,797
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 2014, 45.60% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
For the fiscal year ended October 31, 2014, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended October 31, 2014, 60.80% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Income Securities Trust AND SHAREHOLDERS OF Federated Muni and Stock Advantage Fund:
We have audited the accompanying statement of assets and liabilities of Federated Muni and Stock Advantage Fund (the “Fund”) (one of the portfolios constituting Federated Income Securities Trust), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years and periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Muni and Stock Advantage Fund, a portfolio of Federated Income Securities Trust, at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years and periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2014
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,023.40	$5.10
Class B Shares	$1,000	$1,018.80	$8.90
Class C Shares	$1,000	$1,018.80	$8.90
Class F Shares	$1,000	$1,023.40	$5.10
Institutional Shares	$1,000	$1,023.80	$3.83
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.16	$5.09
Class B Shares	$1,000	$1,016.38	$8.89
Class C Shares	$1,000	$1,016.38	$8.89
Class F Shares	$1,000	$1,020.16	$5.09
Institutional Shares	$1,000	$1,021.42	$3.82
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.00%
Class B Shares	1.75%
Class C Shares	1.75%
Class F Shares	1.00%
Institutional Shares	0.75%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised nine portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 2000	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Sub-Adviser in 2009 and served as a Senior Vice President of the Fund's Sub-Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Officer since: May 2004 Portfolio Manager since: September 2003	Principal Occupations: John L. Nichol has been the Fund's Portfolio Manager since September 2003. He is Vice President of the Trust with respect to the Fund. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol has received the Chartered Financial Analyst designation. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2014
Federated Muni and Stock Advantage Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be
Annual Shareholder Report

viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein;
Annual Shareholder Report

and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that, for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser, noting that the overall expense structure of the Fund, after waivers and expense reimbursements, was below the median of the relevant peer group, and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year and three-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. In this regard, the Senior Officer proposed, and the Board approved, a reduction of 25 basis points in the contractual advisory fee. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds. In this regard, the Senior Officer proposed, and the Board approved, a reduction of 25 basis points in the contractual advisory fee of the Fund. This change, together with the prior reduction in the
Annual Shareholder Report

contractual advisory fee in 2013, more closely aligned the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers and was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, other than the reduction in the contractual (or gross) advisory fee noted above, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the
Annual Shareholder Report

Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Muni and Stock Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C837
CUSIP 31420C829
CUSIP 31420C811
CUSIP 31420C720
CUSIP 31420C654
31285 (12/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $255,550

Fiscal year ended 2013 - $247,500

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $91

Fiscal year ended 2013 - $182

Fiscal year ended 2014- Travel to Audit Committee Meeting.

Fiscal year ended 2013- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $24,763 and $14,045 respectively. Fiscal year ended 2014- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2013 – Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(d)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2014 - $121,150

Fiscal year ended 2013 - $121,220

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date December 23, 2014

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2014